SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549-1004

                                    FORM 8-K
                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 17, 1995
                                                          (August 10, 1995)

                            WORLDWAY CORPORATION
       (Exact name of registrant as specified in its charter)

         1-08441               North Carolina               74-1330475
       (Commission     (State of other jurisdiction      (I.R.S. Employer
       File Number)   of incorporation or organization)  Identification No.)

400 Two Coliseum Center, 2400 Yorkmont Road, Charlotte, North Carolina  28217

    (Address of principle executive offices)                         (Zip Code)

      Registrant's telephone number, including area code (704) 329-0123


      ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

           At midnight on August 10, 1995, the cash tender offer by ABC Acquisition Corporation, a North Carolina corporation ("ABC Acquisition"), and a wholly owned subsidiary of Arkansas Best Corporation, a Delaware corporation ("Arkansas"), for all of the outstanding shares of Common Stock, par value $0.50 per share (the "Shares"), of Registrant, at $11.00 per Share, net to the seller in cash, expired and all Shares validly tendered pursuant to the tender offer were accepted by ABC Acquisition for payment. According to First Union National Bank of North Carolina, the Depository, approximately 5,964,030 Shares representing 91% percent of Registrant's outstanding Shares were tendered.

           ABC Acquisition obtained all funds needed for the tender offer through a loan from Arkansas. Arkansas obtained the funds for such loan pursuant to a Credit Agreement, dated as of August 10, 1995, among Arkansas, the banks parties thereto, Societe Generale, Southwest Agency, as Managing Agent and Administrative Agent, and NationsBank of Texas, N.A., as Documentation Agent.

           Certain arrangements with respect to the election of directors of the Registrant are described in Registrant's
      Schedule 14D-9, filed with the Securities and Exchange Commission on July 14, 1995 under "The Merger Agreement - Board of Directors," which description is hereby incorporated herein by reference. Pursuant to such arrangements, Messrs. Boggan, Carstarphen, Grace, Mapel, Martin, Richardson and Younger resigned from the Board of Directors on August 11, 1995 and seven designees of Arkansas Best, Messrs. Young, Neal, Cooper, Meyers, Slack, Marquard and Morris, were elected to the Board.


      ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS.

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  (c)(2)    Agreement and Plan of Merger, dated as of July
                     8, 1995, among Arkansas, ABC Acquisition and the
                     Registrant (incorporated herein by reference to Exhibit 1 to the Solicitation/Recommendation
                     Statement on Schedule 14D-9 of Registrant, dated
                     July 14, 1995).


                                 SIGNATURE

                Pursuant to the requirements of the Securities
      Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

      Dated:  August 17, 1995

                                     ABC Acquisition Corporation

                                     By:  /s/  DONALD L. NEAL
                                         ______________________________
                                         Name:
                                         Title:  Senior Vice President --
                                                 Chief Financial Officer

                                     Arkansas Best Corporation

                                     By:  /s/  DONALD L. NEAL
                                          ________________________________
                                          Name:
                                          Title:  Senior Vice President and
                                                  Chief Financial Officer


                               EXHIBIT INDEX

      Exhibit
      Number    Exhibit

      (c)       Exhibits

      (c)(2)    Agreement and Plan of Merger, dated as of July 8,
                1995, among Arkansas, ABC Acquisition and the
                Registrant (incorporated herein by reference to Exhibit 1 to the Solicitation/Recommendation
                Statement on Schedule 14D-9 of Registrant, dated July
                14, 1995).